                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Southern Farm Bureau Life Insurance Company

We consent to the use of our report included herein and to the reference to our firm under the heading "Independent Accountants" in the prospectus.


                                         KPMG LLP

Jackson, Mississippi
April 26, 2000